Exhibit 10.1

SETTLEMENT AGREEMENT AND RELEASES

This Release and Settlement Agreement (“Settlement Agreement”) is made and entered into by and between (1) Montecito Offshore, LLC (“Montecito”), (2) Worthington Energy, Inc. (“Worthington”), formerly known as Paxton Energy, Inc., and PaxAcq, Inc. (“PaxAcq” and Worthington are collectively referred to herein as “Paxton”), and (3) Alva Terry Staples, et al. (“Debenture Holders”), a complete listing of whom is attached as Exhibit A. The parties to this Settlement Agreement are sometimes referred to individually as a “Party” and collectively as “Parties.” Any references to Paxton contained in this Settlement Agreement shall be deemed to refer to each of Worthington and PaxAcq, individually, and to both of them jointly.

RECITALS

WHEREAS, Montecito, Paxton, and the Debenture Holders have each asserted various claims and defenses in the lawsuit captioned Montecito Offshore, LLC v. Paxton Energy, Inc. and PaxAcq, Inc., No. 11-12640 (the “Lawsuit”) filed in the Civil District Court for the Parish of Orleans, State of Louisiana (the “District Court”);

WHEREAS, each Party denies the allegations asserted against it in the Lawsuit;

WHEREAS, without admitting the claims and defenses that have been or could be asserted in the Lawsuit, in arbitration, or in any other legal proceeding, and being mindful of the hazards of litigation, the Parties have now agreed to resolve all disputes between them that arise out of or relate to the Lawsuit and/or that certain oil, gas, and mineral lease issued to Montecito by the United States Minerals Management Service and bearing serial number OCS-G 33597 (the “Vermilion 179 Lease”).

NOW THEREFORE, in consideration of the mutual promises contained herein, the Parties agree as follows:

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1.	Montecito Release. Montecito releases and forever discharges Paxton and all of its predecessors, successors, assigns, affiliates, subsidiaries, current and former insurers, and its current and former officers, directors, employees, representatives, members, fiduciaries, and agents from any and all claims, causes or rights of action (including any right of rescission), demands, actions, suits, liabilities, claims for costs, interest, expenses, expert fees and costs, attorneys’ fees, damages, and penalties of any kind or nature, whether contractual or delictual, direct or consequential, known or unknown, that at any time were asserted in, arise out of, or relate to the Lawsuit and/or the Vermilion 179 Lease that Montecito may be entitled to or have against Paxton. This release specifically includes, but is not limited to, the remission and extinguishment of the May 6, 2011 Subordinated Promissory Note executed by Paxton in favor of Montecito. In addition, Montecito releases the Act of Mortgage, Assignment of Production, Security Agreement and Financing Statement – dated May 5, 2011 and recorded on May 10, 2011, file number 322446, in the records of Cameron Parish, Louisiana – that was issued to it in connection with the sale of an interest in the Vermilion 179 Lease to Paxton. Montecito further releases and forever discharges each and every one of the Debenture Holders and all of their respective predecessors, successors, assigns, affiliates, subsidiaries, current and former insurers, and their respective current and former officers, directors, employees, representatives, members, fiduciaries, and agents from any and all claims, causes or rights of action, demands, actions, suits, liabilities, claims for costs, interest, expenses, expert fees and costs, attorneys' fees, damages, and penalties of any kind or nature, whether contractual or delictual, direct or consequential, known or unknown, that at any time were asserted in, arise out of, or relate to the Lawsuit and/or the Vermilion 179 Lease that Montecito may be entitled to or have against any and/or all of the Debenture Holders.

2.	Paxton Release. Paxton releases and forever discharges Montecito and all of its predecessors, successors, assigns, affiliates, subsidiaries, current and former insurers, and its current and former officers, directors, employees, representatives, members, fiduciaries, and agents from any and all claims, causes or rights of action, demands, actions, suits, liabilities, claims for costs, interest, expenses, expert fees and costs, attorneys’ fees, damages, and penalties of any kind or nature, whether contractual or delictual, direct or consequential, known or unknown, that at any time were asserted in, arise out of, or relate to the Lawsuit and/or the Vermilion 179 Lease that Paxton may be entitled to or have against Montecito. Paxton further releases and discharges each and every one of the Debenture Holders and all of their respective predecessors, successors, assigns, affiliates, subsidiaries, current and former insurers, and their respective current and former officers, directors, employees, representatives, members, fiduciaries, and agents from any and all claims, causes or rights of action, demands, actions, suits, liabilities, claims for costs, interest, expenses, expert fees and costs, attorneys’ fees, damages, and penalties of any kind or nature, whether contractual or delictual, direct or consequential, known or unknown, that at any time were asserted in, arise out of, or relate to the Lawsuit and/or the Vermilion 179 Lease and/or the April/May 2011 Secured Convertible Debentures executed by Paxton in favor of the Debenture Holders and/or the April 15, 2011 Mortgage, Assignment, Security Agreement, and Financing Statement executed by Paxton that Paxton may be entitled to or have against any or all of the Debenture Holders.

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3.	Debenture Holders Release. Each Debenture Holder hereby releases and forever discharges Paxton and all of their predecessors, successors, assigns, affiliates, subsidiaries, current and former insurers, and its current and former officers, directors, employees, representatives, members, fiduciaries, and agents from any and all claims, causes or rights of action, demands, actions, suits, liabilities, claims for costs, interest, expenses, expert fees and costs, attorneys’ fees, damages, and penalties of any kind or nature, whether contractual or delictual, direct or consequential, known or unknown, that at any time were asserted in, arise out of, or relate to the Lawsuit and/or the Vermilion 179 Lease that the Debenture Holders may be entitled to or have against Paxton. This release specifically includes, but is not limited to, the remission and extinguishment of all of the April/May 2011 Secured Convertible Debentures executed by Paxton in favor of the Debenture Holders, and the release of the April 15, 2011 Mortgage, Assignment, Security Agreement, and Financing Statement executed by Paxton as security for the debentures and any obligations thereunder. The Debenture Holders further release and forever discharge Montecito and all of its predecessors, successors, assigns, affiliates, subsidiaries, current and former insurers, and its current and former officers, directors, employees, representatives, members, fiduciaries, and agents from any and all claims, causes or rights of action, demands, actions, suits, liabilities, claims for costs, interest, expenses, expert fees and costs, attorneys’ fees, damages, and penalties of any kind or nature, whether contractual or delictual, direct or consequential, known or unknown, that at any time were asserted in, arise out of, or relate to the Lawsuit and/or the Vermilion 179 Lease that the Debenture Holders may be entitled to or have against Montecito. This release specifically includes, but is not limited to, the release of the May 5, 2011 Act of Mortgage, Assignment of Production, Security Agreement, and Financing Statement executed by Montecito and all claims arising out of, or connected therewith.

4.	Dismissal, Tender, and Cancellation. Each Party’s attorney will sign the motion to dismiss the Lawsuit with prejudice attached hereto as Exhibit 1. Each releasing Party will also surrender the debt instruments referenced in the above paragraphs to the released Parties, and will immediately procure the cancellation of the related mortgages with the appropriate recorder of mortgages.

5.	No Admission of Liability. The Parties hereto expressly agree and understand that the terms of this Settlement Agreement are contractual and not merely recitals; that the agreements and warranties contained herein are to compromise and to avoid the additional costs and uncertainties resulting from further litigation; and that nothing contained herein shall be construed as an admission of liability by any Party. Further, this Settlement Agreement shall not be considered as evidence of any violation of or noncompliance with any other agreement, promise, obligation, warranty, statute, or law by any Party.

6.	Representations and Warranties. Each Party represents and warrants that it (i) owns the claims asserted in the Lawsuit and has not alienated or encumbered them, (ii) does not require consent or approval from any other person, or already have received such consent or approval, to enter into this Settlement Agreement, (iii) has full authority to enter into this Settlement Agreement. As used in this paragraph, the term “it” encompasses individuals, entities, organizations and associations.

7.	Competence. Each Party acknowledges that it was represented by counsel in connection with the negotiation, preparation, and execution of this Settlement Agreement; is fully competent to execute this Settlement Agreement; understands the terms and provisions of this Settlement Agreement; and has voluntarily executed this Settlement Agreement. This Settlement Agreement is a negotiated agreement prepared jointly and not by one Party to the exclusion of the other, and it shall not be construed against the drafter. Each Party further acknowledges that, in executing this Settlement Agreement, it has not relied upon any warranty, representation, statement, or promise except those expressly set forth herein.

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8.	Entire Agreement. Each Party agrees that this Settlement Agreement supersedes any and all prior or contemporaneous agreements, understandings, prior discussions, or representations, whether oral or written, with respect to this Settlement Agreement and the matters set forth herein. This Settlement Agreement shall not be modified, amended, or terminated unless such modification, amendment, or termination is executed in writing by each of the Parties hereto. This Settlement Agreement is binding on and will inure to the benefit of each of the Parties and all of their respective predecessors, successors, heirs, assigns, parents, affiliates, related entities, indemnitors, indemnitees, officers, directors, employees, agents, attorneys, insurers, consultants, experts, and representatives.

9.	Counterparts. This Settlement Agreement may be executed in counterparts, all of which, when taken together, shall constitute one and the same instrument, but the same shall not be binding on the Parties unless and until all Parties execute this Settlement Agreement. Signed counterparts transmitted electronically will be treated as originals for this purpose.

10.	Enforcement. Construction, interpretation, and enforcement of this Settlement Agreement shall be done in accordance with the laws of the State of Louisiana, without regard to any conflict of laws principles, and any action concerning enforcement of this Settlement Agreement shall be brought only in Orleans Parish, Louisiana. In any action concerning enforcement of this Settlement Agreement, the prevailing Party shall be entitled to receive from the losing Party reasonable attorney’s fees and costs incurred in prosecuting or defending such action, in addition to any other remedies available under applicable law.

11.	Confidentiality. The Parties shall keep the terms of this Settlement Agreement strictly confidential and agree not to disclose to any other person or entity the terms of this Settlement Agreement, except that the Parties may disclose the terms of this Settlement Agreement to (a) their attorneys, accountants, auditors, financial advisors, and/or insurers, who shall be required to maintain and honor the confidentiality of such information; (b) the extent required for tax returns and related documents; and (c) to their wholly owned subsidiaries, title designee(s), and assigns who shall be required to maintain and honor the confidentiality of such information. The terms of this Settlement Agreement may be disclosed in any legal proceeding concerning the enforcement of the Settlement Agreement, provided that the party seeking to disclose it seeks a protective order requiring that the terms of the Settlement Agreement be maintained as strictly confidential, the intent being to preserve the strict confidentiality of this Settlement Agreement to the maximum extent possible. In the event that a Party, or other person or entity in possession of this agreement or having knowledge of some or all of its terms, receives a valid subpoena, or is otherwise ordered by a Court or tribunal, to disclose any of the terms of this Settlement Agreement, the Party or other person agrees to notify all Parties in writing at least five (5) days in advance of the disclosure to afford the other Parties an opportunity to prevent or limit the disclosure or otherwise seek to maintain the strict confidentiality of the terms of this Agreement.

12.	Binding Effect. This Settlement Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns; but no person or entity may become a successor or assign unless they agree to assume the obligations contained herein.

13.	Effective Date. This Settlement Agreement is effective as of the date of the last signature hereto.

THUS DONE AND SIGNED on the dates shown below.

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STATE OF LOUISIANA	§
§
PARISH OF ORLEANS	§

On this _____ day of _____________ 2014, before me, the undersigned notary, and the undersigned witnesses, personally appeared Hoyt Smith, who, after being sworn, did say that he is the manager of Montecito Offshore, LLC with authority to sign the foregoing instrument and then he signed the foregoing instrument on behalf of said companies.

WITNESSES:	Montecito Offshore, LLC

Hoyt Smith, Manager

Printed Name

Printed name

______________________________

NOTARY PUBLIC

No. ____________________

My Commission expires _____________________

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STATE OF CALIFORNIA	§
§
COUNTY OF ________	§

On this _____ day of _____________ 2014, before me, the undersigned notary, and the undersigned witnesses, personally appeared Charles Volk, who being sworn, did represent that he is the Chairman and CEO of Worthington Energy, Inc. and PaxAcq, Inc and that he was authorized by the board of directors of both entities to sign the foregoing instrument on their behalf and then he signed the foregoing instrument on their behalf.

WITNESSES:	Worthington Energy, Inc. PaxAcq, Inc.

Charles Volk, Chairman and CEO of
Worthington Energy, Inc. and PacAcq, Inc.
Printed Name

Printed name

______________________________

NOTARY PUBLIC

No. ____________________

My Commission expires _____________________

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STATE OF LOUISIANA	§
§
PARISH OF ORLEANS	§

On this _____ day of _____________ 2014, before me, the undersigned notary, and the undersigned witnesses, personally appeared Douglas S. Draper, who, after being sworn, represented that he is the authorized agent of Alva Terry Staples, et al. (“Debenture Holders”), a complete listing of whom is attached as Exhibit A and that he was authorized by said Debenture Holders to sign the foregoing instrument or their behalf and then he signed the foregoing instrument on behalf of said Debenture Holders.

WITNESSES:	Debenture Holders

Douglas S. Draper, Agent

Printed Name

Printed name

______________________________

NOTARY PUBLIC

No. ____________________

My Commission expires _____________________

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